Exhibit 10.40
                                  -------------



                                  AMENDMENT TO

                        AND ASSIGNMENT AND ASSUMPTION OF

                                LETTER AGREEMENT



         THIS AMENDMENT TO AND ASSIGNMENT AND ASSUMPTION OF LETTER AGREEMENT (the "Amendment and Assignment") is made effective as of July 2, 2002, by and among CATEGORY 5 TECHNOLOGIES, INC., a Nevada corporation (the "Company"), SBI E2-Capital USA Ltd. ("SBI E2"), and SBI-USA, LLC ("SBI-USA").

                                    RECITALS:

         WHEREAS, by letter dated July 2, 2002, the Company and SBI E2 entered into that certain agreement, a copy of which is attached hereto as Annex I (the "Letter Agreement"), pursuant to which the Company engaged SBI E2 to provide financial services and a fairness opinion to the Company in connection with the merger of the Company with and into MindArrow Acquisition Corp. (the "Merger").

         WHEREAS, the Company and SBI E2 desire to amend the Letter Agreement to delete all references in the Letter Agreement to the stock fee equal to 1/2% of the transaction value of the Merger, as more fully set forth in this Amendment and Assignment.

         WHEREAS, SBI E2 desires to assign to SBI-USA, and SBI-USA desires to assume, all of SBI E2's rights, title and interest in and to the Letter Agreement, including but not limited to all contractual obligations of SBI E2 arising under the Letter Agreement.

         WHEREAS, the Company desires to consent to the assignment of all of SBI E2's rights, title and interest in and to the Letter Agreement to SBI-USA, and the assumption by SBI-USA of all of SBI E2's contractual obligations arising thereunder.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company, SBI E2 and SBI-USA agree as follows:

                                  1. Amendment

         (a) Amendment. Section 5 of the Letter Agreement is hereby deleted in its entirety and replaced with the following provision:

         "5. For our services in connection with serving as Advisor, the Company shall pay, or cause to be paid, to SBI a cash fee equal to $175,000 in the following increments:

              a. $25,000 in cash upon acceptance and execution of this agreement;
              b.     $50,000 in cash by July 15, 2002; and
              c. $100,000 in cash upon the later of (i) delivery of the fairness opinion and (ii) closing of the merger agreement."

         (b) No Other Amendment. Except as expressly amended pursuant to this Amendment and Assignment, the terms of the Letter Agreement shall remain in full force and effect.

                          2. Assignment and Assumption

         (a) Assignment and Assumption of Letter Agreement. SBI E2 hereby transfers, conveys and assigns to SBI-USA, and SBI-USA hereby assumes, all of SBI E2's rights, title and interest in and to the Letter Agreement, and SBI-USA hereby agrees to perform and fully discharge all of SBI E2's obligations and liabilities arising thereunder.

         (b) Defenses and Claims. Nothing contained herein shall be deemed to deprive SBI-USA of any defenses, setoffs, or counterclaims which SBI E2 may have, had, or shall have with respect to the Letter Agreement (collectively, "Defenses and Claims"). SBI E2 hereby transfers, conveys and assigns to SBI-USA all Defenses and Claims.

         (c) Consent of the Company. The Company hereby consents to the assignment of all of SBI E2's rights, title and interest in and to the Letter Agreement to SBI-USA, and the assumption by SBI-USA of all SBI E2's obligations and liabilities arising thereunder, pursuant to the terms of this Amendment and Assignment.

                                3. Miscellaneous

         (a) Counterparts. This Amendment and Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         (b) Applicable Law. This Amendment and Assignment shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, without giving effect to the conflict of laws rules thereof.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the Company, SBI E2 and SBI-USA have executed and delivered this Amendment and Assignment as of the day and year first above written.



                                         CATEGORY 5 TECHNOLOGIES, INC.
                                         a Nevada corporation


                                         /s/ Paul S. Anderson
                                         ---------------------------------------
                                         Name:  Paul S. Anderson
                                         ---------------------------------------
                                         Title:   CEO
                                         ---------------------------------------



                                         SBI E2-CAPITAL USA, LTD.


                                         /s/ Matthew McGovern
                                         ---------------------------------------
                                         Name:   Matthew McGovern
                                         ---------------------------------------
                                         Title:  Vice President
                                         ---------------------------------------



                                         SBI-USA, LLC


                                         /s/ Jon Buttles
                                         ---------------------------------------
                                         Name:   Jon Buttles
                                         ---------------------------------------
                                         Title:  Senior Vice President
                                         ---------------------------------------

                                     ANNEX I
                                     -------


                                Letter Agreement